ATAC Credit Rotation ETF

Schedule of Investments

May 31, 2025 (Unaudited)

EXCHANGE TRADED FUNDS - 99.3%	Shares	Value
iShares iBoxx $ High Yield Corporate Bond ETF (a)(b)	75,166	$5,980,959
Xtrackers USD High Yield Corporate Bond ETF (b)	70,336	2,564,450
TOTAL EXCHANGE TRADED FUNDS (Cost $8,471,580)		8,545,409

SHORT-TERM INVESTMENTS - 51.8%	Units
Investments Purchased with Proceeds from Securities Lending - 51.1%
Mount Vernon Liquid Assets Portfolio, LLC, 4.44% (c)	4,394,162	4,394,162

Money Market Funds - 0.7%	Shares
First American Government Obligations Fund - Class X, 4.23% (c)	62,944	62,944
TOTAL SHORT-TERM INVESTMENTS (Cost $4,457,106)		4,457,106

TOTAL INVESTMENTS - 151.1% (Cost $12,928,686)		13,002,515
Liabilities in Excess of Other Assets - (51.1)%		(4,399,665)
TOTAL NET ASSETS - 100.0%		$8,602,850

Percentages are stated as a percent of net assets.             –%

(a)	All or a portion of this security is on loan as of May 31, 2025. The fair value of these securities was $4,303,305 which represented 50.0% of net assets.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c)	The rate shown represents the 7-day annualized effective yield as of May 31, 2025.

Summary of Fair Value Disclosure as of May 31, 2025 (Unaudited)

ATAC Credit Rotation ETF (the “Fund”) has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of May 31, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$8,545,409	$—	$—	$8,545,409
Investments Purchased with Proceeds from Securities Lending(a)	—	—	—	4,394,162
Money Market Funds	62,944	—	—	62,944
Total Investments	$8,608,353	$—	$—	$13,002,515

(a)	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $4,394,162 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.